[LOGO    TCW CONVERTIBLE
OF TCW]  SECURITIES FUND, INC.

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--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Ernest O. Ellison             Coleman W. Morton
President and Director        Director

Norman Barker, Jr.            Charles A. Parker
Director                      Director

Richard W. Call               Lawrence J. Sheehan
Director                      Director

Edmund W. Clarke              Robert G. Sims
Director                      Director

Ronald E. Robison             David K. Sandie
Senior Vice President and     Principal Accounting
Chief Operating Officer       Officer, Treasurer and
                              Assistant Secretary

Robert M. Hanisee             Philip K. Holl
Senior Vice President         Secretary

Kevin A. Hunter               Marie M. Bender
Senior Vice President         Assistant Secretary

Thomas E. Larkin, Jr.         Michael E. Cahill
Senior Vice President         General Counsel and
                              Assistant Secetary
Hilary G.D. Lord
Senior Vice President
and Assistant Secretary

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--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
INVESTMENT ADVISER
TCW Funds Management, Inc.
865 South Figueroa Street
Los Angeles, California 90017

--------------------------------------------------------------------------------

TRANSFER AGENT, DIVIDEND REINVESTMENT
AND DISBURSING AGENT AND REGISTRAR
The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770

--------------------------------------------------------------------------------

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

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INDEPENDENT AUDITORS
Deloitte & Touche llp
1000 Wilshire Boulevard
Los Angeles, California 90017

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LEGAL COUNSEL
O'Melveny & Myers
400 S. Hope Street
Los Angeles, California 90071

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TCW CONVERTIBLE
SECURITIES FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANNUAL REPORT
DECEMBER 31, 1996
                                                                         [LOGO
                                                                         OF TCW]

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

[LOGO     TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]   The President's Letter

-------------------------------------------------------------------------------

DEAR SHAREHOLDER:

PERFORMANCE OF THE FUNDS SHARES

 During 1996, the Fund's shareholders realized a total return of 11.8% (with dividends reinvested). This included four regular quarterly distributions of $0.21 per share and an additional year-end capital gains distribution of $0.14 per share. The market value of the Fund's shares were $9.375 at the beginning of the year and ended 1996 at the same level. The per share market value of $9.375 represented a premium of 10.2% to the Fund's net asset value ("NAV") of $8.51. The contraction of the Fund's premium over NAV from 12.1% to 10.2% dur-ing 1996 explains the difference between the 11.8% return to shareholders and the 13.9% return on NAV.

THE CONVERTIBLE MARKET

 The convertible market continues to remain a dynamic and rewarding area for investment. Although the returns on convertibles have lagged the spectacular return of the Standard & Poors 500 Stock Index with Income ("S&P 500") during the last two years, it should be noted (using the First Boston convertible In-dex as a proxy) that during the last six years convertibles have captured 85.8% of the performance of the S&P 500 on a cumulative basis. This occurred during a period when returns on the S&P 500 compounded at 17.6% per year, a rate significantly above the 10% return per year which stocks have generated historically. When the market eventually turns down, convertible performance relative to the S&P 500 should look even better.

 The convertible new issue market was robust in 1996. During the year, a total of 160 issues with a net value of $25.1 billion were brought to market. In ad-dition, just under $6 billion in convertible preferreds were created through mergers and acquisitions. The strong new issuance helped offset over $26 bil-lion in redemptions as many issues which were brought to market in 1993 became callable. The terms on new issues were generally favorable with many convertibles priced at discounts of 3% to theoretical value. The median yield of new issues was 5.8% with a conversion premium of 21.7% and, in general, 3 years of call protection. In addition, as can be seen in Table 1, a relatively larger proportion of the issuance was in the form of convertible bonds and many of these had maturities of 7 years or less.

                                    TABLE 1
                             NEW ISSUE BREAKDOWN*
                               PERCENT OF TOTAL

                                                   1992  1993  1994  1995  1996
                                                   ----  ----  ----  ----  ----
Convertible Bonds................................. 44.3% 54.3% 34.6% 52.4% 57.7%
Convertible Preferreds............................ 38.4% 39.3% 21.2% 18.1% 26.4%
Mandatory Convertible Preferreds.................. 17.3%  6.4% 44.2% 29.5% 15.9%

--------
*Source Merrill Lynch

 In the past, we have discussed the importance of short maturity convertible bonds and the downside protection we believed they would provide. During this past year, 77 convertible bonds with maturities of 7 years or less were is-sued. Far more than in any previous year. Of these 77 issues, 18 had under-lying stocks which declined 15% or more from the time of issue. In these in-stances, the convertibles, on average, participated in only 32.8% of the de-cline of their underlying stocks. We believe that the defensive features of short maturity convertible bonds will enable your Fund to provide significant protection of capital during a market correction.

FUND PERFORMANCE AND STRATEGY

 The 1996 performance of the Fund was competitive with the convertible benchmarks, however, it did lag the performance of the S&P 500 by a significant margin.

                                    TABLE 2
                               FUND PERFORMANCE

                                                                          1996
                                                                         -------
TCW Convertible Securities Fund......................................... +13.9%*
First Boston Convertible Securities Index............................... +13.8%
Lipper Average of Convertible Mutual Funds.............................. +14.8%*
Standard & Poors 500 Stock Index with
 Income................................................................. +23.0%
Russell 2000 Stock Index................................................ +16.5%

--------
*Net of Fees and Expenses

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[LOGO     TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]   The President's Letter (continued)

-------------------------------------------------------------------------------

 The differential in performance between the Fund and the S&P 500 was caused by two primary factors: a) the lackluster performance of bonds was a re-straining factor on convertible performance and b) the performance of smaller capitalization stocks (Russell 2000) was significantly below that of larger capitalization stocks (S&P 500). It is notable that convertible securities did very well relative to their underlying equities capturing 90%+ of the upside performance.

 As we entered 1996, we believed that the market had modest upside and that the risks had increased. This outlook led us to construct the Fund's portfolio somewhat conservatively. Beginning the year, the portfolio held approximately three quarters of its assets in convertible bonds and one quarter in convert-ible preferreds (with their stated maturity convertible bonds are generally more defensive than convertible preferreds). In addition, we pared back many of the convertibles which had risen in price and become equity equivalents. We also tried to emphasize securities which had defensive features. For example, in the technology sector, we owned Analog Devices, 3.50% due 12/01/00 and the Altera Corp., 5.75% due 06/15/02. These stocks had a good outlook fundamen-tally but were in a notoriously volatile sector. However, with their short ma-turities, both convertible bonds would hold up extremely well should the stocks decline. When the semiconductor group declined in the late spring/early summer, Analog Devices common stock fell by approximately 35%. Their bonds, however, fell only to the mid nineties, thus providing significant protection.

 As can be seen in Table 3, the Fund began and ended the year most heavily weighted in the consumer staples and capital goods sectors. It remained rela-tively underweighted in basic industrial and consumer cyclical companies and maintained a modest weighting in the credit sensitive area. Within the con-sumer staples, areas the industries emphasized were healthcare, leisure, busi-ness services and retail. In the capital goods sector, the emphasis was on technology and pollution control. In the credit sensitive sector, the emphasis was on niche financial services companies and REITS. Although the sector and individual securities weightings changed modestly during the year, the indus-try emphasis basically remained the same.

                                    TABLE 3
                            FUND SECTOR ALLOCATION*

                                                               12/31/95 12/31/96
                                                               -------- --------
Consumer Staples..............................................   26.9%    48.9%
Capital Goods.................................................   44.7%    33.3%
Consumer Cyclicals............................................    4.8%     1.1%
Basic Industries..............................................   11.7%     5.6%
Credit Sensitive..............................................   13.4%    13.0%

--------
*As a percentage of net assets.

 During 1996, the Fund benefitted from holdings in technology, airlines, pol-lution control, healthcare and REITS. In the healthcare area, holdings in Elan Corp, Multicare, Quantum and Sandoz appreciated substantially. The technology area, on balance, had a positive impact. The Fund's holdings in Altera, Analog Devices, EMC and Storage Technology did well, appreciating between 20% and 50%. In addition, some technology/business services companies such as EDS, First Financial Management and MFS Communications also had stellar returns. In the pollution control area the standout performer was U.S. Filter. This posi-tion represented 3% of the portfolio and appreciated over 50% during the year. Our airline holdings in AMR and Delta both appreciated substantially during the spring and we were fortunate to sell these holdings before the stocks be-gan their decline in early June. Finally, our holdings in REITS did well with total returns approximating 25%.

 On the negative side, our holdings in leisure, retail and our underweighting in energy were a drag on performance. In the leisure area, we were particu-larly disappointed by the performance of cable stocks where holdings in Tele-communications Inc. and Telecommunications International were down 22.3% and 24.9%, respectively. In the retail area, we invested in growth retailers and restructuring stories. Both areas didn't work. On the growth side, the invest-ment in Sunglass Hut declined significantly while Staples and Home Depot just didn't perform in a rising market. On the restructuring side, Charming Shoppes and Kmart didn't perform, although we believe both stocks could do well in 1997.

 Looking forward, we see no reason to change our basic portfolio strategy. It should remain much the same as it has been for the last few quarters. We will continue to

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-------------------------------------------------------------------------------

emphasize companies which appear to have good growth prospects, either funda-mental or due to restructuring. We will de-emphasize most cyclical and basic industrial companies because there is little pricing power and the environment remains extremely competitive. Instead, we will favor the technology, healthcare, consumer service and financial areas where growth prospects seem more promising. In addition, we believe the market environment remains one of relatively greater risks. We remain committed to selling convertibles as they become equity equivalents although we will try to maximize profits by watching the underlying fundamentals closely. In addition, we will continue to purchase relatively defensive convertibles with short maturities, puts or high yields when they are attractive.

ECONOMIC/MARKET OUTLOOK

 The economic outlook for 1997 remains one of moderation. Real GDP growth should approximate 3%, inflation 3%-3.5% and there should be a trading range for interest rates of 6.5%-7.25% on the thirty year Treasury Bond. If all this comes to pass and corporate profit growth is a moderate 5%-10%, then we sup-pose the market could move 5%-10% higher in 1997. What concerns us is that this seems to be the consensus forecast and many investors seem complacent.

 When we examine the evidence, the probability of another strong double digit increase in stock prices seems low. The gains of the last two years, combined with current levels of interest rates, price/earnings multiples and moderating corporate profitability raise the risks. In addition, the possibility of a "shock to the system' arising from instability in Russia, the Middle East, or elsewhere is not insignificant. While we are not looking for a bear market to begin anytime soon, the risk/reward of the market has become less favorable. In fact, the greatest probability may be for a period of below average returns in an environment of increasing volatility. As shown in Table 4, unless corpo-rate profits surge or P/E multiples expand to historically high levels, mid single digit returns may be the most likely outcome. If interest rates rise or corporate profits stagnate or decline, then things could get more dicey. In either case, we believe that the Fund's portfolio of convertible securities is positioned to perform well relative to equities particularly given convertibles yield pickup and short maturities.

                                    TABLE 4
                        ANNUAL RETURNS TO THE YEAR 2000

                                                              Annual Percentage
                                                             Growth in Earnings
                                                             -------------------
P/E Ratio                                                     4%   6%   8%  10%
---------                                                    ---- ---- ---- ----
 12......................................................... -7.2 -5.4 -3.6 -1.8
 14......................................................... -3.5 -1.7  0.2  2.0
 16......................................................... -0.2  1.7  3.6  5.5
 18.........................................................  2.7  4.7  6.7  8.7
 20.........................................................  5.5  7.5  9.5 11.6

--------
Note: The above calculations are based on an end of 1996 S&P level of 756 and 1996 earnings per share of $40 (before write-offs).

DIVIDEND REINVESTMENT PLAN

 Shareholders who wish to add to their investment may do so through the Dividend Reinvestment Plan. Under the Plan, your dividend is used to purchase shares on the open market whenever shares and the related sales commission are selling below the per share Net Asset Value. If the market price, including commission on the share, is selling above the Net Asset Value, you will receive shares at a price equal to the higher of the Net Asset Value per share on the payment date or 95% of the closing market price.

 To enroll in the Plan, if your shares are registered in your name, write to the Bank of New York, Church Street Station, P.O. Box #11002, New York, New York, 10277-0770, or call their toll free number (800) 524-4458. If your shares are held by a brokerage firm, please call your broker. If, however, you need assistance please call our shareholder relations department at (800) 386-3829. As always, we would be pleased to accommodate your investment needs.

                                       Sincerely,

                                       /s/ Ernest O. Ellison

                                       Ernest O. Ellison
                                       President and Director

                                       February 3, 1997

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[LOGO     TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]   Schedule of Investments
          December 31, 1996

-------------------------------------------------------------------------------

 Number of
 Shares or
 Principal
   Amount                                                            Value
 ---------                                                           -----
            CONSUMER STAPLES (48.9% OF NET ASSETS)
            DRUGS AND HOSPITAL SUPPLY (4.2%)
 $2,895,000 Alza Corp., 5%, due 05/01/06.......................   $ 2,837,100
 $5,545,000 Sandoz Capital BVI, Ltd., (Switzerland), 2%, due
             10/06/02..........................................     5,981,669*
 $2,405,000 Sepracor, Inc., 7%, due 12/01/02...................     2,519,238*
                                                                  -----------
              Total Drugs and Hospital Supply..................    11,338,007
                                                                  -----------
            ENTERTAINMENT, LEISURE AND MEDIA (8.7%)
     52,500 Golden Books Family Entertainment, Inc., $4.375
             Convertible Preferred.............................     2,979,375*
 $  305,000 Imax Corp., (Canada), 5.75%, due 04/01/03..........       279,075
 $2,300,000 Imax Corp., (Canada), 5.75%, due 04/01/03..........     2,101,625*
 $2,140,000 International Cabletel, Inc. (United Kingdom), 7%,
             due 06/15/08......................................     1,958,100
    133,700 Merrill Lynch & Company, Inc., Exchangeable Cox
             Communications, Inc., $1.3725 Convertible
             Preferred.........................................     2,974,825
 $5,800,000 News America Holdings, Exchangeable News Corp.
             (Australia), 0%, due 03/11/13.....................     2,733,250**
 $3,610,000 Scholastic Corp., 5%, due 08/15/05.................     3,853,675*
     39,200 SFX Broadcasting, Inc., $3.25 Convertible
             Preferred.........................................     1,715,000*
     54,100 TCI Pacific Communications, Inc., $5.00 Convertible
             Preferred.........................................     4,950,150
                                                                  -----------
              Total Entertainment, Leisure and Media...........    23,545,075
                                                                  -----------

  Number of
  Shares or
  Principal
   Amount                                                          Value
  ---------                                                        -----
             FOODS, HOTELS AND BEVERAGES (3.3%)
 $10,775,000 Boston Chicken Inc., 0%, due 06/01/15...........   $ 3,299,844**
      54,000 Host Marriott Financial Trust, $3.375
              Convertible Preferred..........................     2,889,000*
 $ 4,995,000 Marriott Corp., 0%, due 03/25/11................     2,790,956* **
                                                                -----------
               Total Foods, Hotels and Restaurants...........     8,979,800
                                                                -----------
             HEALTHCARE (14.4%)
      74,200 Aetna, Inc., $4.75 Convertible Preferred........     5,889,625
 $ 1,345,000 ARV Assisted Living, Inc., 6.75%, due 04/01/06..     1,230,675*
 $   540,000 Assisted Living Concepts, Inc., 7%, due
              07/31/05.......................................       587,250*
 $ 2,500,000 Completed Management, Inc., 8%, due 08/15/03....     2,625,000
 $ 1,195,000 Emeritus Corp., 6.25%, due 01/01/06.............       970,937*
 $ 3,820,000 Morgan Stanley Group, Inc., Exchangeable Johnson
              & Johnson, 2%, due 03/29/02....................     3,777,025
 $ 2,710,000 OccuSystems Inc., 6%, due 12/15/01..............     3,008,100*
 $ 3,330,000 PhyMatrix Corp., 6.75%, due 06/15/03............     2,759,738*
 $ 2,880,000 Physician Resource, 6%, due 12/01/01............     2,822,400*
 $ 2,750,000 Quintiles Transnational Corp., 4.25%, due
              05/31/00.......................................     2,880,625*
 $ 1,880,000 Renal Treatment Centers, Inc., 5.625%, due
              07/15/06.......................................     1,802,450*
 $ 2,720,000 Sterling House Corp., 6.75%, due 06/30/06.......     1,972,000*
 $ 5,010,000 Tenet Healthcare Corp., Exchangeable Vencor,
              Inc., 6%, due 12/01/05.........................     5,276,783
 $   815,000 Vivra, Inc., 5%, due 07/01/01...................       804,813
 $ 2,685,000 Vivra, Inc., 5%, due 07/01/01...................     2,648,081*
                                                                -----------
               Total Healthcare..............................    39,055,502
                                                                -----------

* Restricted security. (See Note 8)
**Non-income producing.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Schedule of Investments (continued)
         December 31, 1996

--------------------------------------------------------------------------------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
            RETAIL (8.5%)
 $2,600,000 Charming Shoppes, Inc., 7.5%, due 07/15/06..........  $  2,512,250
 $2,475,000 Federated Department Stores, Inc., 5%, due 10/01/03.     2,880,281
 $4,500,000 Home Depot, Inc., 3.25%, due 10/01/01...............     4,387,500
     56,200 Kmart Corp., $3.875 Convertible Preferred...........     2,739,750
 $2,630,000 Nine West Group, Inc., 5.5%, due 07/15/03...........     2,630,000*
 $7,695,000 Staples, Inc., 4.5%, due 10/01/00...................     7,877,756*
                                                                  ------------
              Total Retail......................................    23,027,537
                                                                  ------------
            SERVICES--BUSINESS (9.0%)
 $7,690,000 Corporate Express, 4.5%, due 07/01/00...............     7,132,475*
 $1,525,000 Leasing Solution, 6.875%, due 10/01/03..............     1,519,281
 $5,250,000 Omnicom Group, Inc., 4.25%, due 01/03/07............     5,361,563*
     24,500 SCI Finance LLC, Exchangeable Service Corporation
             International, $3.125 Convertible Preferred........     2,306,063
 $2,590,000 UBS Securities, Inc., Exchangeable Electronic Data
             Systems, 2%, due 05/22/02..........................     2,382,800
 $3,280,000 U.S. Office Products Company, 5.5%, due 05/15/03....     3,070,900
     54,300 Vanstar Corp., $3.75 Convertible Preferred..........     2,810,025*
                                                                  ------------
              Total Services--Business..........................    24,583,107
                                                                  ------------
            SUPPLY DISTRIBUTION (0.8%)
 $2,265,000 Central Garden and Pet Company, 6%, due 11/15/03....     2,248,012*
                                                                  ------------
              TOTAL CONSUMER STAPLES (Cost: $130,993,387).......   132,777,040
                                                                  ------------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
            CONSUMER CYCLICALS
             (COST: $2,545,952) (1.1%)
            AUTOMOTIVE (1.1%)
 $2,500,000 Magna International, Inc., (Canada), 5%, due
             10/15/02...........................................   $ 2,878,124
                                                                   -----------
            CAPITAL GOODS (33.3%)
            AEROSPACE AND CONGLOMERATES (3.2%)
 $2,675,000 Hexcel Corp., 7%, due 08/01/03......................     3,337,063
     53,200 Loral Space and Communications Ltd., (Bermuda),
             $3.00 Convertible Preferred........................     3,005,800*
 $2,080,000 Titan Corp., 8.25%, due 11/01/03....................     2,282,800
                                                                   -----------
              Total Aerospace and Conglomerates.................     8,625,663
                                                                   -----------
            BUILDING MATERIALS (2.3%)
 $3,000,000 New World Infrastructure, (Hong Kong), 5%, due
             07/15/01...........................................     3,551,250*
     47,600 Owens-Corning Fiberglass Corp., $3.25 Convertible
             Preferred..........................................     2,725,100*
                                                                   -----------
              Total Building Materials..........................     6,276,350
                                                                   -----------
            ELECTRICAL INSTRUMENTS AND COMMUNICATION EQUIPMENT
             (0.8%)
 $1,905,000 Metricom, Inc., 8%, due 09/15/03....................     2,228,850*
                                                                   -----------
            ELECTRONICS--SEMICONDUCTORS AND INSTRUMENTS (7.2%)
 $3,175,000 Analog Devices, Inc., 3.5%, due 12/01/00............     4,405,313
 $2,215,000 C-Cube Microsystems, Inc., 5.875%, due 11/01/05.....     2,765,981
 $2,430,000 General Instrument Corp., 5%, due 06/15/00..........     2,600,100
 $2,500,000 Richey Electronics, Inc., 7%, due 03/01/06..........     2,503,125*
 $2,455,000 SCI Systems, Inc., 5%, due 05/01/06.................     2,823,250*

* Restricted security. (See Note 8)
**Non-income producing.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Schedule of Investments (continued)
         December 31, 1996

--------------------------------------------------------------------------------

  Number of
  Shares or
  Principal
   Amount                                                          Value
  ---------                                                        -----
 $ 4,500,000 XILINX, Inc., 5.25%, due 11/01/02...............   $ 4,477,500*
                                                                -----------
               Total Electronics--Semiconductors and
                 Instruments.................................    19,575,269
                                                                -----------
             INFORMATION PROCESSING (6.5%)
      41,000 Morgan Stanley Group, Inc., Exchangeable Cisco
              Systems, Inc., $4.00 Convertible Preferred.....     2,665,000
 $ 3,830,000 Quantum Corp., 5%, due 03/01/03.................     5,338,062*
 $10,000,000 Silicon Graphics, Inc., 0%, due 11/02/13........     5,262,500* **
 $ 3,190,000 Storage Technology Corp., 8%, due 05/31/15......     4,258,650
                                                                -----------
               Total Information Processing..................    17,524,212
                                                                -----------
             POLLUTION CONTROL (8.6%)
 $ 2,830,000 Molten Metal Technology, Inc., 5.5%, due
              05/01/06.......................................     1,938,550*
 $ 9,065,000 Thermo Electron Corp., 4.25%, due 01/01/03......    10,685,368*
 $ 8,725,000 United States Filter Corp., 4.5%, due 12/15/01..     8,450,844
 $   350,000 United Waste Systems, Inc., 4.5%, due 06/01/01..       420,875*
 $ 1,610,000 United Waste Systems, Inc., 6.0%, due 06/01/01..     1,925,963*
                                                                -----------
               Total Pollution Control.......................    23,421,600
                                                                -----------
             TELECOMMUNICATION EQUIPMENT (4.7%)
      50,000 Corning Delaware, $3.00 Convertible Preferred...     3,181,250
      56,200 Motorola, Inc., Common Stock....................     3,449,275
 $ 7,930,000 Motorola, Inc., 0%, due 09/27/13................     6,145,750**
                                                                -----------
               Total Telecommunications Equipment............    12,776,275
                                                                -----------
               TOTAL CAPITAL GOODS
                 (Cost: $81,600,748).........................    90,428,219
                                                                -----------

  Number of
  Shares or
  Principal
   Amount                                                             Value
  ---------                                                           -----
             BASIC INDUSTRIES (5.6%)
             METALS (1.6%)
      95,600 Freeport-McMoran Copper & Gold, Inc., $1.25
              Convertible Preferred.............................   $ 2,652,900
      63,700 USX-Marathon Group, Exchangeable RMI Titanium
              Corp., $6.75 Convertible Preferred................     1,672,125
                                                                   -----------
               Total Metals.....................................     4,325,025
                                                                   -----------
             OIL AND GAS--DOMESTIC (2.0%)
 $ 2,180,000 Apache Corp., Euro, 6%,
              due 01/15/02......................................     2,735,900
      46,500 Occidental Petroleum Corp., $3.875 Convertible
              Preferred.........................................     2,638,875*
                                                                   -----------
               Total Oil and Gas--
                 Domestic.......................................     5,374,775
                                                                   -----------
             OIL AND GAS--INTERNATIONAL (0.9%)
      43,300 Occidental Petroleum Corp., Exchangeable Canadian
              Occidental Petroleum,
              $3.00 Convertible Preferred (Canada)..............     2,554,700
                                                                   -----------
             PAPER AND PACKAGING (1.1%)
      55,000 Crown Cork & Seal Company, Inc., $1.88 Convertible
              Preferred.........................................     2,860,000
                                                                   -----------
               TOTAL BASIC INDUSTRIES (Cost: $13,188,123).......    15,114,500
                                                                   -----------
             CREDIT SENSITIVE (13.0%)
             BUILDING, REAL ESTATE AND REIT'S (4.2%)
      40,000 Insignia Financial Group, Inc., $3.25 Convertible
              Preferred.........................................     2,110,000*
 $ 2,605,000 Liberty Property Trust, 8%,
              due 07/01/01......................................     3,344,168

*Restricted security. (See Note 8)
** Non-income producing.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Schedule of Investments (continued)
         December 31, 1996

--------------------------------------------------------------------------------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
 $2,010,000 LTC Properties, Inc., 8.25%, due 07/01/01...........   $ 2,140,650
 $3,180,000 LTC Properties, Inc., 8.5%, due 01/01/01............     3,772,275
                                                                   -----------
              Total Building, Real Estate, and REIT's...........    11,367,093
                                                                   -----------
            INSURANCE (3.8%)
     61,000 Allstate Corp., Exchangeable PMI Group, Inc., $2.30
             Convertible Preferred..............................     2,882,250
     29,800 American Bankers Insurance Group, $3.125 Convertible
             Preferred..........................................     1,778,688
     43,200 Penncorp Financial, $3.50 Convertible Preferred.....     2,575,800*
     95,300 Salomon, Inc., Exchangeable Financial Security
             Assurance Holdings, Ltd., $2.30 Convertible
             Preferred..........................................     2,906,650
                                                                   -----------
              Total Insurance...................................    10,143,388
                                                                   -----------
            SERVICES--FINANCIAL, BANKING AND MISCELLANEOUS
             (4.0%)
 $3,090,000 Berkshire Hathaway, Inc., Exchangeable Salomon,
             Inc., 1%, due 12/02/01.............................     2,835,075
 $2,500,000 MBL International Finance Bermuda Trust,
             Exchangeable Mitsubishi Bank, Ltd., (Japan), 3%,
             due 11/30/02.......................................     2,625,000
 $2,290,000 Southern Pacific Funding Corp., 6.75%, due 10/15/06.     2,447,437
     70,000 SunAmerica Corp., $3.188 Convertible Preferred......     2,957,500
                                                                   -----------
              Total Services--Financial,
               Banking and Miscellaneous........................    10,865,012
                                                                   -----------


  Principal
   Amount                                                            Value
  ---------                                                          -----
             UTILITIES--GAS AND ELECTRIC (1.0%)
 $ 2,765,000 Korea Electric Power Company, (South Korea), 5%,
              due 08/01/01.....................................   $  2,765,000
                                                                  ------------
               TOTAL CREDIT SENSITIVE
                (Cost: $31,588,497)............................     35,140,493
                                                                  ------------
             REPURCHASE AGREEMENTS (5.7%)
 $    15,349 Stock Loan Repurchase,
              Bear Stearns & Co., Inc., dated 12/31/96, 3.25%,
              due 01/02/97 (collateralized by $20,000 U.S.
              Treasury Bill, valued at $20,037)................         15,349
 $10,523,320 Stock Loan Repurchase,
              Bear Stearns & Co., Inc., dated 12/31/96, 6.625%,
              due 01/02/97 (collateralized by $10,835,000 U.S.
              Treasury Bill, valued at $10,737,810)............     10,523,320
 $ 4,908,567 Cash Repurchase Agreement, Bear Stearns & Co.,
              Inc., dated 12/31/96, 6.5%,
              due 01/02/97 (collateralized by $5,035,000 U.S.
              Treasury Bill, valued at $5,011,677).............      4,908,567
                                                                  ------------
               TOTAL REPURCHASE AGREEMENTS
                (Cost: $15,447,236)............................     15,447,236
                                                                  ------------
               TOTAL INVESTMENTS (107.6%) (COST: $275,363,943).    291,785,612
                                                                  ------------
               EXCESS OF LIABILITIES OVER OTHER ASSETS
                (-7.6%)........................................    (20,518,915)
                                                                  ------------
               NET ASSETS (100%)...............................   $271,266,697
                                                                  ============

*Restricted security. (See Note 8)

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Statement of Assets and Liabilities
         December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
  Investments at Value (Cost $275,363,943) (Note 1).............. $291,785,612
  Receivables for Securities Sold................................    4,455,625
  Interest Receivable............................................    2,372,835
  Dividends Receivable...........................................       74,294
                                                                  ------------
    Total Assets.................................................  298,688,366
                                                                  ------------
LIABILITIES:
  Payables for Securities Purchased..............................    5,291,675
  Payable upon Return of Securities Loaned (Note 5)..............   10,538,669
  Distributions Payable..........................................   11,162,987
  Accrued Investment Advisory and Service Fees (Note 3)..........      280,091
  Accounts Payable...............................................      148,247
                                                                  ------------
    Total Liabilities............................................   27,421,669
                                                                  ------------
NET ASSETS....................................................... $271,266,697
                                                                  ============
Net Assets were comprised of:
  Common Stock, par value $0.01 per share, (50,000,000 shares au-
   thorized, 31,894,249 shares issued and outstanding)........... $    318,942
  Paid-in Capital................................................  288,166,441
  Distribution of Paid-in Capital (Note 1).......................  (34,179,879)
  Net Unrealized Appreciation of Investments.....................   16,421,669
  Accumulated Undistributed Net Realized Gains on Investments ...      539,524
                                                                  ------------
NET ASSETS....................................................... $271,266,697
                                                                  ============
NET ASSET VALUE PER SHARE........................................ $       8.51
                                                                  ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Statement of Operations
         Year Ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest (Note 1) (including security lending fees of $43,491)... $10,807,997
  Dividends (Note 1)...............................................   2,585,041
                                                                    -----------
    Total Investment Income........................................  13,393,038
                                                                    -----------
EXPENSES:
  Investment Advisory Fees (Note 3)................................   1,625,243
  Custodian Fees...................................................     111,964
  Transfer Agent Fees..............................................      85,234
  Proxy Costs......................................................      65,177
  Directors' Fees and Expenses (Note 6)............................      52,342
  Printing and Distribution Costs..................................      47,184
  Listing Fees.....................................................      33,570
  Audit and Tax Service Fees.......................................      30,085
  Accounting and Other Service Fees (Note 3).......................      25,000
  Insurance Costs..................................................      21,400
  Business Tax Fees................................................      11,990
  Legal Fees (Note 6)..............................................       4,432
  Miscellaneous....................................................         503
                                                                    -----------
    Total Expenses.................................................   2,114,124
                                                                    -----------
    Net Investment Income..........................................  11,278,914
                                                                    -----------
NET REALIZED GAINS AND CHANGE IN UNREALIZED APPRECIATION
 OF INVESTMENTS:
  Net Realized Gains on Investments................................  24,933,292
  Change in Unrealized Appreciation of Investments.................    (382,158)
                                                                    -----------
    Net Realized Gains and Change in Unrealized
     Appreciation of Investments...................................  24,551,134
                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $35,830,048
                                                                    ===========

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                               Year Ended        Year Ended
                                            December 31, 1996 December 31, 1995
                                            ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net Investment Income....................   $ 11,278,914      $ 11,649,611
  Net Realized Gains on Investments........     24,933,292        15,154,221
  Change in Unrealized Appreciation of
   Investments.............................       (382,158)       27,541,572
                                              ------------      ------------
    Increase in Net Assets Resulting from
     Operations............................     35,830,048        54,345,404
                                              ------------      ------------
Distributions to Shareholders:
  From Net Investment Income...............    (11,278,914)      (11,649,611)
  From Net Realized Gains on Investments...    (19,904,764)      (10,376,404)
  Distribution in Excess of Net Realized
   Gains...................................            --         (4,489,004)
                                              ------------      ------------
    Total Distributions to Shareholders....    (31,183,678)      (26,515,019)
                                              ------------      ------------
Capital Share Transactions:
  Shares Issued in Reinvestment of
   Dividends (233,869 for the year ended
   December 31, 1996 and 260,547 for the
   year ended December 31, 1995)...........      2,012,418         2,091,302
                                              ------------      ------------
    Total Increase in Net Assets...........      6,658,788        29,921,687
NET ASSETS:
Beginning of Year..........................    264,607,909       234,686,222
                                              ------------      ------------
End of Year................................   $271,266,697      $264,607,909
                                              ============      ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Notes to Financial Statements

--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

 TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Mary-land on January 13, 1987 as a diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amend-ed. The Fund commenced operations on March 5, 1987. The Fund's investment ob-jective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities.

 The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

SECURITY VALUATION: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period immediately preceding the time of de-termination. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are val-ued at amortized cost. Securities for which quotations are not readily avail-able and unregistered securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Original issue discount is accreted as interest income using a constant yield to maturity. Discounts on securities purchased are recognized as interest income at the time the security is sold using a constant yield to maturity. Premiums on securities purchased are not amortized. Realized and unrealized gains and losses on investments are recorded on the basis of identified cost.

DISTRIBUTIONS: The Fund's Board of Directors has adopted a policy under which it has declared quarterly dividends of $0.21 per share. Payments to shareholders under the distribution policy are reflected in the financial statements in the following order; first from net investment income and, depending upon the results achieved each year, secondly from net realized capital gains, thirdly as a distribution in excess of net investment income or capital gains which may become taxable to shareholders in the subsequent year and, lastly, as a return of capital which is not taxable to shareholders.

 Income and capital gain distributions are determined in accordance with in-come tax regulations which may differ from generally accepted accounting prin-ciples. These differences are primarily due to differing treatments for losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclas-sifications to paid in capital and may affect net investment income per share.

REPURCHASE AGREEMENT: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund pur-chases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer de-lays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Notes to Financial Statements (continued)

--------------------------------------------------------------------------------

NOTE 2--FEDERAL INCOME TAXES:

 It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

 During the year ended December 31, 1996, the Fund realized on a tax basis net realized gains of $24,933,292 on security transactions.

 As of December 31, 1996, net unrealized appreciation (depreciation) for fed-eral income tax purposes is comprised of the following components:

Appreciated securities............................................ $ 21,049,910
Depreciated securities............................................   (4,740,670)
                                                                   ------------
Net unrealized appreciation....................................... $ 16,309,240
                                                                   ============
Cost of securities for federal income tax purposes................ $275,476,372
                                                                   ============

NOTE 3--INVESTMENT ADVISORY AND SERVICE FEES:

 TCW Funds Management, Inc. is the Investment Adviser of the Fund and also furnishes the Fund with accounting and other services and office space. As compensation for the services rendered, facilities provided, and expenses borne, the Adviser is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $100 million. In addition, the Fund reimburses the Adviser for the costs of providing accounting services to the Fund (up to a maximum of $25,000 per year).

NOTE 4--PURCHASES AND SALES OF SECURITIES:

 For the year ended December 31, 1996, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $342,257,454 and $360,286,519, respectively. There were no purchases or sales of U.S. Government securities for the year ended December 31, 1996.

NOTE 5--SECURITY LENDING:

 During the year ended December 31, 1996, the Fund lent securities to a bro-ker. The broker provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At De-cember 31, 1996, the cash received from the borrowing broker was invested in overnight repurchase agreements issued by the borrowing broker which, in turn, were collateralized by U.S. Treasury securities valued at $10,757,847, or 102%, of the value of the loaned securities.

NOTE 6--DIRECTORS' AND LEGAL FEES:

 Directors who are not affiliated with the Investment Adviser received, as a group, aggregate fees and expenses of $52,342 from the Fund for the year ended December 31, 1996. Legal fees totaled $4,432 of which $2,986 were paid to O'Melveny & Myers, of which an individual who is of counsel, serves as a di-rector of the Fund. Certain officers and/or directors of the Fund are also of-ficers and/or directors of the Investment Adviser.

NOTE 7--REPORT OF ANNUAL MEETING OF SHAREHOLDERS:

 The Annual Meeting of Shareholders of the Fund was held on May 22, 1996. At the meeting, the following matters were submitted to a shareholder vote and approved by a vote of a majority of the Fund's outstanding voting securities:
(i) the election of Ernest O. Ellison, Norman Barker, Jr., Richard W. Call, Edmund W. Clarke, Coleman W. Morton, Charles A. Parker, Lawrence J. Sheehan and Robert G. Sims as Directors to serve until the next annual meeting of the Fund's shareholders and until their successors are elected and qualify (each Director received 25,143,288 affirmative votes; votes withheld 249,992 and ex-ceptions 253,931); (ii) Renewal of the Investment Advisory and Management Agreement for another annual period (votes for: 24,732,136; votes against 390,891 and abstentions 524,184); and (iii) the ratification of the

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Notes to Financial Statements (continued)

--------------------------------------------------------------------------------

selection of Deloitte & Touche LLP as independent auditors of the Fund for the fiscal year ending December 31, 1996 (votes for: 25,120,530; votes against 194,289 and abstentions 332,392). 31,718,395 shares were outstanding on the record date for this meeting and 25,647,211 shares entitled to vote were present in person or by proxy at the meeting.

NOTE 8--RESTRICTED SECURITIES:

 The following restricted securities held by the Fund at December 31, 1996 were valued both at the date of acquisition and December 31, 1996, in accordance with the Security Valuation policy of the Fund described in Note 1. The restricted securities were purchased in private placement transactions without registration under the Securities Act of 1933. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers, in a public offering registered under the Securities Act of 1933 (the "1933 Act") or in accordance with Rule 144A under the 1933 Act. The Fund may classify a Rule 144A security as liquid if it can be reasonably expected that the Fund would be able to dispose of the security within seven days in the ordinary course of business at approximately its carrying value. Rule 144A securities for which such a determination is not made and other restricted securities are deemed illiquid and are subject to an aggregate limitation of no more than 15% of the Fund's investment portfolio. The Fund will bear any costs incurred in connection with the disposition of restricted securities. The total value of restricted securities at December 31, 1996 is $127,783,493, which represents 47.1% of net assets. The total value of illiquid securities at December 31, 1996 is $8,262,162, which represents 3.0% of net assets.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Notes to Financial Statements (continued)
         December 31, 1996

--------------------------------------------------------------------------------

NOTE 8--RESTRICTED SECURITIES (CONTINUED)

 Number of
 Shares or
 Principal                                                Date of
   Amount                                               Acquisition    Cost
 ---------                                              ----------- ----------
 $1,345,000 ARV Assisted Living, Inc., 6.75%, due
             04/01/06.................................   03/28/96   $1,345,000
 $  540,000 Assisted Living Concepts, Inc., 7%, due
             07/31/05.................................   08/02/95      540,000*
 $2,265,000 Central Garden and Pet Company, 6%, due
             11/15/03.................................   11/12/96    2,265,000
 $7,690,000 Corporate Express, 4.5%, due 07/01/00.....   06/19/96    7,530,064
 $1,195,000 Emeritus Corp., 6.25%, due 01/01/06.......   02/08/96    1,195,000*
     52,500 Golden Books Family Entertainment, Inc.,
             $4.375 Convertible Preferred.............   08/14/96    2,658,238
     54,000 Host Marriott Financial Trust, $3.375
             Convertible Preferred....................   11/25/96    2,700,000
 $2,300,000 Imax Corp., 5.75%, due 04/01/03...........   04/02/96    2,300,000
     40,000 Insignia Financial Group, Inc., $3.25
             Convertible Preferred....................   10/28/96    2,000,000
     53,200 Loral Space and Communications Ltd.,
             (Bermuda) $3.00 Convertible Preferred....   11/01/96    2,660,000
 $4,995,000 Marriott Corp., 0%, due 03/25/11..........   03/19/96    2,752,265
 $1,905,000 Metricom, Inc., 8%, due 09/15/03..........   08/20/96    1,905,000*



 Number of
 Shares or
 Principal                                                  Date of
   Amount                                                 Acquisition    Cost
 ---------                                                ----------- ----------
 $2,830,000 Molten Metal Technology, Inc., 5.5%, due
             05/01/96..................................    04/26/96   $2,819,853
 $3,000,000 New World Infrastructure, (Hong Kong) 5.5%,
             due 07/15/01..............................    05/15/96    3,000,000
 $2,630,000 Nine West Group, Inc., 5.5%, due 07/15/03..    06/20/96    2,658,723
     46,500 Occidental Petroleum Corp., $3.875
             Convertible Preferred.....................    08/03/94    2,530,076
 $2,710,000 OccuSystems Inc., 6%, due 12/15/01.........    12/19/96    2,710,000
 $5,250,000 Omnicom Group, Inc. 4.25%, due 01/03/07....    08/18/96    5,291,675
     47,600 Owens-Corning Fiberglass Corp., $3.25
             Convertible Preferred.....................    05/03/95    2,380,000
     43,200 Penncorp Financial, $3.50 Convertible
             Preferred.................................    08/02/96    2,160,000
 $3,330,000 PhyMatrix Corp., 6.75%, due 06/15/03.......    06/21/96    3,311,771
 $2,880,000 Physician Resource, 6%, due 12/01/01.......    12/06/96    2,879,035
 $3,830,000 Quantum Corp., 5%, due 03/01/03............    02/21/96    3,886,215
 $2,750,000 Quintiles Transnational Corp., 4.25%, due
             05/31/00..................................    04/23/96    2,757,313

*Illiquid security.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Notes to Financial Statements (continued)
         December 31, 1996

--------------------------------------------------------------------------------

NOTE 8--RESTRICTED SECURITIES (CONTINUED)

  Number of
  Shares or
  Principal                                                Date of
   Amount                                                Acquisition    Cost
  ---------                                              ----------- ----------
 $ 1,880,000 Renal Treatment Centers, Inc., 5.625%,
              due 07/15/06............................    06/06/96   $1,880,538
 $ 2,500,000 Richey Electronics, Inc., 7%, due
              03/01/06................................    02/21/96    2,500,000*
 $ 5,545,000 Sandoz Capital BVI, Ltd., (Switzerland),
              2%, due 10/06/02........................    09/28/95    5,133,571
 $ 3,610,000 Scholastic Corp., 5%, due 08/15/05.......    08/04/95    3,699,513
 $ 2,455,000 SCI Systems, Inc., 5%, due 05/01/06......    04/17/96    2,455,000
 $ 2,405,000 Sepracor, Inc., 7%, due 12/01/02.........    11/01/95    2,395,495
      39,200 SFX Broadcasting, Inc., $3.25 Convertible
              Preferred...............................    05/22/96    1,960,000
 $10,000,000 Silicon Graphics, Inc., 0%, due 11/02/13.    12/22/95    5,193,121
 $ 7,695,000 Staples, Inc., 4.5%, due 10/01/00........    09/12/95    7,788,877
 $ 2,720,000 Sterling House Corp., 6.75%, due
              06/30/06................................    05/17/96    2,710,533*
 $ 9,065,000 Thermo Electron Corp., 4.25%, due
              01/01/03................................    11/28/95    9,480,267
 $   350,000 United Waste Systems, Inc., 4.5%, due
              06/01/01................................    05/14/96      350,000
 $ 1,610,000 United Waste Systems, Inc., 6.0%, due
              06/01/01................................    05/31/96    1,610,000

 Number of
 Shares or
 Principal                                                  Date of
   Amount                                                 Acquisition    Cost
 ---------                                                ----------- ----------
     54,300 Vanstar Corp., $3.75 Convertible Preferred.    09/27/96   $2,747,338
 $2,685,000 Vivra, Inc., 5%, due 07/01/01..............    07/02/96    2,685,000
 $4,500,000 XILINX, Inc., 5.25%, due 11/01/02..........    11/07/95    4,384,494

*Illiquid security.

NOTE 9--SUBSEQUENT EVENT (UNAUDITED):

 On February 19, 1997, the Board of Directors ratified the action of the Board's Executive Committee taken on February 4, 1997, which authorized the filing of a Registration Statement to effect an offering of 6,378,850 shares of the Fund. Such Registration Statement was filed with the U.S. Securities and Exchange Commission on February 5, 1997.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Financial Highlights

--------------------------------------------------------------------------------

                                                     Year Ended December 31,
                         ------------------------------------------------------------------------------------------
                           1996      1995      1994       1993      1992      1991      1990       1989      1988
                         --------  --------  --------   --------  --------  --------  --------   --------  --------
 Net Asset Value Per
  Share, Beginning of
  Period...............  $   8.36  $   7.47  $   8.79   $   8.36  $   8.09  $   6.85  $   8.36   $   7.99  $   7.76
                         --------  --------  --------   --------  --------  --------  --------   --------  --------
 Income from Opera-
  tions:
 Net Investment
  Income...............      0.36      0.37      0.38       0.40      0.41      0.43      0.46       0.50      0.55
 Impact to Capital for
  Shares Issued........        --        --        --      (0.01)    (0.01)       --        --         --        --
 Net Realized and
  Unrealized Gains
  (Losses) on Securi-
  ties.................      0.77      1.36     (0.86)      1.25      0.71      1.65     (1.13)      0.71      0.44
                         --------  --------  --------   --------  --------  --------  --------   --------  --------
    Total from
     Investment
     Operations........      1.13      1.73     (0.48)      1.64      1.11      2.08     (0.67)      1.21      0.99
 Less Distributions:
 Distributions from
  Net Investment
  Income...............     (0.36)    (0.37)    (0.38)     (0.40)    (0.41)    (0.43)    (0.46)     (0.50)    (0.55)
 Distributions from
  Net Realized Gains...     (0.62)    (0.33)    (0.30)     (0.81)    (0.07)       --        --      (0.06)       --
 Distributions in
  Excess of
  Net Realized Gains...        --     (0.14)    (0.16)        --        --        --        --         --        --
 Return of Capital ....        --        --        --         --     (0.36)    (0.41)    (0.38)     (0.28)    (0.21)
                         --------  --------  --------   --------  --------  --------  --------   --------  --------
    Total
     Distributions.....     (0.98)    (0.84)    (0.84)     (1.21)    (0.84)    (0.84)    (0.84)     (0.84)    (0.76)
                         --------  --------  --------   --------  --------  --------  --------   --------  --------
 Net Asset Value Per
  Share, End of Period.  $   8.51  $   8.36  $   7.47   $   8.79  $   8.36  $   8.09  $   6.85   $   8.36  $   7.99
                         ========  ========  ========   ========  ========  ========  ========   ========  ========
 Total Investment
  Return (3)...........     11.75%     33.6%    (7.43)%    13.77%    15.90%    41.38%    (3.78)%    20.23%    24.79%
 Net Asset Value Total
  Return (4)...........     13.94%     24.0%    (5.70)%    16.12%    13.35%    31.20%    (8.25)%    15.97%    13.24%
 RATIOS/SUPPLEMENTAL
  DATA:
 Net Assets, End of
  Period
  (in thousands).......  $271,267  $264,608  $234,686   $273,230  $215,208  $172,331  $144,593   $175,732  $167,797
 Ratio of Expenses to
  Average Net Assets...      0.77%     0.81%     0.79%      0.80%     0.88%     0.94%     0.94%      0.95%     0.94%
 Ratio of Net
  Investment Income to
  Average Net Assets...      4.12%     4.60%     4.66%      4.48%     5.04%     5.68%     5.93%      5.90%     6.66%
 Portfolio Turnover
  Rate.................    125.72%   108.98%   110.04%    173.79%   139.39%   114.13%    99.53%     84.17%    70.62%
 Average Commission
  Rate Paid by the Fund
  (6)..................  $   0.06       N/A       N/A        N/A       N/A       N/A       N/A        N/A       N/A
                         March 5, 1987
                         (Commencement)
                               to
                          December 31,
                              1987
                         -------------
 Net Asset Value Per
  Share, Beginning of
  Period...............     $   9.30   (2)
                            --------
 Income from Opera-
  tions:
 Net Investment
  Income...............         0.46
 Impact to Capital for
  Shares Issued........        (0.03)
 Net Realized and
  Unrealized Gains
  (Losses) on Securi-
  ties.................        (1.53)
                            --------
    Total from
     Investment
     Operations........        (1.10)
 Less Distributions:
 Distributions from
  Net Investment
  Income...............        (0.44)
 Distributions from
  Net Realized Gains...           --
 Distributions in
  Excess of
  Net Realized Gains...           --
 Return of Capital ....           --
                            --------
    Total
     Distributions.....        (0.44)
                            --------
 Net Asset Value Per
  Share, End of Period.     $   7.76
                            ========
 Total Investment
  Return (3)...........       (32.61)%(1)
 Net Asset Value Total
  Return (4)...........       (13.49)%(1)
 RATIOS/SUPPLEMENTAL
  DATA:
 Net Assets, End of
  Period
  (in thousands).......     $162,989
 Ratio of Expenses to
  Average Net Assets...         0.83 %(5)
 Ratio of Net
  Investment Income to
  Average Net Assets...         6.12 %(5)
 Portfolio Turnover
  Rate.................        76.91 %(1)
 Average Commission
  Rate Paid by the Fund
  (6)..................          N/A

(1) For the period March 5, 1987 (commencement) to December 31, 1987 and not indicative of a full year's operating results.
(2) Net of underwriting discount of $0.70.
(3) Based on market value per share, adjusted for reinvestment of distributions.
(4) Based on net asset value per share, adjusted for reinvestment of distribu-tions.
(5) Annualized.
(6) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary form period to period and fund to fund depending on the mix of trades executed in vari-ous markets where trading practices and commission rate structures may dif-fer.

See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Independent Auditors' Report

-------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF TCW CONVERTIBLE SECURITIES FUND, INC.:

  We have audited the accompanying statement of assets and liabilities of TCW Convertible Securities Fund, Inc. (the "Fund"), including the schedule of in-vestments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the nine years in the period then ended and for the period March 5, 1987 (in-ception) to December 31, 1987. These financial statements and financial high-lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. Where confirmations were not received, we performed alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over-all financial statement presentation. We believe our audits provide a reason-able basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Convertible Securities Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the nine years in the period then ended and for the period March 5, 1987 (inception) to December 31, 1987 in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP

February 10, 1997
Los Angeles, California

                                 [LOGO OF TCW]